Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION

1350 OF CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE AS

ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K of TriQuint Semiconductor, Inc. (“TriQuint”) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned officers of TriQuint, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TriQuint.

The undersigned have executed this Certification effective as of March 2, 2009.

/s/ RALPH G. QUINSEY
Ralph G. Quinsey
President and Chief Executive Officer (Principal Executive Officer)

/s/ STEVEN J. BUHALY
Steven J. Buhaly
Chief Financial Officer (Principal Financial and Accounting Officer)